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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



            Date of Report (date of earliest event reported):
                               June 26, 1994



                               CONSECO, INC.

                          State of Incorporation:
                                  Indiana


     Commission File                                      IRS Employer Id.
       No. 0-11164                                         No. 35-1468632

                  Address of Principal Executive Offices:
                      11825 North Pennsylvania Street
                          Carmel, Indiana  46032

                               Telephone No.
                              (317) 573-6100
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                     CONSECO, INC. AND SUBSIDIARIES


Item 5.  Other Events.

     Conseco, Inc., an Indiana corporation (the "Registrant"), KC Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("KC Acquisition"), and Kemper Corporation, a Delaware corporation ("Kemper"), have entered into an Agreement and Plan of Merger dated as of June 26, 1994 (the "Merger Agreement"), pursuant to which KC Acquisition will be merged with and into Kemper (the "Merger") in a transaction in which Kemper will be the surviving corporation (the "Surviving Corporation"). As of the effective time of the Merger (the "Effective Time"), the Surviving Corporation will be a wholly owned subsidiary of the Registrant.

     As of the Effective Time, by virtue of the Merger, each share of common stock, par value $5.00 per share, of Kemper ("Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock that are owned by Kemper or any subsidiary or by the Registrant or any subsidiary (excluding shares in trust accounts, managed accounts, custodial accounts and the like that are beneficially owned by third parties as well as shares held in the ordinary course of business by subsidiaries of Kemper or the Registrant that are insurance companies or broker-dealers) and other than shares of Common Stock held by stockholders of Kemper who exercise their appraisal rights) shall be converted into the right to receive (i) $56.00 per share, without interest, and (ii) the fraction (rounded to the nearest ten-thousandth of a share) of a validly issued, fully paid and nonassessable share of common stock, without par value, of the Registrant ("Conseco Common Stock") determined by dividing $11.00 by the Average Parent Price (as defined below). The "Average Parent Price" shall be equal to the average of the closing prices of Conseco Common Stock on the New York Stock Exchange ("NYSE") Composite Transactions Reporting System, as reported in The Wall Street Journal, for the 20 trading days immediately preceding the second trading day prior to the Effective Time (the "Trading Average"); provided, however, that if the Trading Average is less than $45.50, then the Average Parent Price shall be $45.50, and if the Trading Average is greater than $55.50, then the Average Parent Price shall be $55.50.

     Each share of (i) Series A Cumulative Convertible Preferred Stock of Kemper, (ii) Series C Cumulative Preferred Stock of Kemper, (iii) Series D Index Exchangeable Preferred Stock of Kemper and (iv) Series E Cumulative Convertible Preferred Stock of Kemper issued and outstanding immediately prior to the Effective Time (other than shares held by preferred stockholders of Kemper who exercise their appraisal rights) will remain outstanding as one validly issued, fully paid and nonassessable share of preferred stock of the Surviving Corporation subsequent to the Effective Time, subject to the respective terms and covenants thereof.

     The closing of the Merger is subject to certain conditions set forth in the Merger Agreement, including the approval of the Merger by the affirmative vote of stockholders of Kemper entitled to cast at least a majority of the votes which all stockholders of Kemper are entitled to cast thereon, the approval of the issuance of shares of Conseco Common Stock in the Merger by the affirmative vote of the holders of a majority of the shares present, or represented, and entitled to vote thereon at a meeting of stockholders of the Registrant, the receipt of all required governmental and regulatory consents, the receipt of certain approvals with respect to the registered investment companies for which Kemper or any subsidiary acts as investment adviser or sub-adviser, the receipt of certain consents from the noninvestment company advisory clients of the asset management subsidiaries of Kemper and the obtaining by the Registrant of all financing necessary to pay the aggregate cash consideration payable in connection with the Merger.
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                 CONSECO, INC. AND SUBSIDIARIES




     Prior to the Effective Time, Conseco Capital Partners II, L.P. , an affiliate of the Registrant ("CCP II"), will organize CCP II Holdings Corp., a Delaware corporation ("CCP II Holdings"), to acquire an existing life insurance company ("Life Insurance Holdings") and to organize one or more real estate acquisition subsidiaries. Simultaneously with or immediately following the Effective Time, it is anticipated that the Surviving Corporation will sell all of the issued and outstanding shares of capital stock of each of the subsidiaries of Kemper engaged in the life insurance business and activities related thereto to Life Insurance Holdings and certain subsidiaries of Kemper engaged in holding interests in real estate businesses and activities related thereto will be merged with and into one or more of the real estate acquisition subsidiaries. In addition, it is anticipated that simultaneously with or immediately following the Effective Time, Kemper Financial Services, Inc., a Delaware corporation ("KFS"), will transfer all of the broker-dealer businesses of KFS and all of the property and assets related thereto into a new wholly owned subsidiary of KFS.

     Pursuant to a letter dated as of June 21, 1994, Citibank, N.A., provided the Registrant with financing commitments for senior secured debt facilities of up to $1,223,500,000 required to consummate the Merger and related transactions, consisting of secured term facilities of up to $723,500,000 to the Surviving Corporation and a secured bridge facility of up to $100,000,000 to the Surviving Corporation and a secured term facility of up to $400,000,000 to CCP II Holdings.

     Pursuant to a letter dated as of June 22, 1994, Morgan Stanley & Co. Incorporated confirmed to the Registrant that it is highly confident that it could arrange, as exclusive placement agent or lead managing underwriter, for the sale of up to $350,000,000 of senior subordinated debentures to be issued by the Surviving Corporation and up to $400,000,000 of senior subordinated debentures to be issued by CCP II Holdings.

     Pursuant to a letter dated as of June 23, 1994, CCP II confirmed to Kemper that it is prepared to enter into an agreement to acquire from Kemper all of the outstanding capital stock of Federal Kemper Life Assurance Company and Kemper Investors Life Insurance Company, together with certain related real estate businesses, for an aggregate purchase price of $1,350,000,000. CCP II anticipates financing such acquisitions with the proceeds of the $400,000,000 secured term bank facility to CCP II Holdings referred to above, the $400,000,000 of senior subordinated debentures to be issued by CCP II Holdings referred to above, $250,000,000 of pay-in-kind preferred stock to be issued by CCP II Holdings and $300,000,000 of equity to be contributed by the limited partners of CCP II.

     A copy of the joint press release of the Registrant and Kemper, dated June 27, 1994, relating to the above-described transactions is attached hereto as
Exhibit 99 and is incorporated herein by reference.
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                 CONSECO, INC. AND SUBSIDIARIES




     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

          The following exhibit is filed with this report:

     Exhibit Number            Description
     --------------            -----------
         99                    Joint press release of the Registrant and Kemper
                               issued June 27, 1994, regarding the Merger Agreement.



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                 CONSECO, INC. AND SUBSIDIARIES




                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 1, 1994
                                             CONSECO, INC.



                                             By: LAWRENCE W. INLOW
                                                 ------------------------
                                                Lawrence W. Inlow
                                                Executive Vice President
                                                  and General Counsel

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                 CONSECO, INC. AND SUBSIDIARIES




                          EXHIBIT INDEX


     Exhibit Number          Description
     --------------          -----------
          99                 Joint press release of the Registrant and Kemper
                             issued June 27, 1994, regarding the Merger Agreement.